THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

Discovery Premier Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2023

Supplement dated February 21, 2024

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for insurance products issued by The Prudential Insurance Company of America. If you would like another copy of the current Prospectus, please call 1-877-778-2100.

PROSPECTUS CHANGE

PSF PGIM Jennison Blend Portfolio recently acquired the underlying shares of the PSF PGIM Jennison Focused Blend Portfolio, as noted in a fund supplement notifying and sent to investors, dated September 25, 2023 (“Reorganization”). Pursuant to the Reorganization, the assets and liabilities of the PSF PGIM Jennison Focused Blend Portfolio were exchanged for shares of the PSF PGIM Jennison Blend Portfolio on December 11, 2023.

On December 11, 2023, the Subaccount that invested directly in the PSF PGIM Jennison Focused Blend Portfolio (Subaccount #1) began investing in the PSF PGIM Jennison Blend Portfolio and, as noted above, as of that date, all of the existing assets in the mutual fund underlying Subaccount #1 (PSF PGIM Jennison Focused Blend Portfolio) moved to a new underlying fund, PSF PGIM Jennison Blend Portfolio.

Also investing in the PSF PGIM Jennison Blend Portfolio is the Subaccount of the same name (Subaccount #2).

Sometime in the 2nd quarter of 2024, in order to consolidate the two Subaccounts now investing in the same underlying mutual fund, Empower will transfer the Subaccount Units of Subaccount #1 to Subaccount #2.

No charges were imposed, and the Subaccount Unit exchange was of equal value.

As a result of the above, effective immediately, the PSF PGIM Jennison Focused Blend Portfolio is removed from Appendix A of the prospectus.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2023-PROSUPP-14-DP